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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               November 16, 1998


                            FORT BEND HOLDING CORP.
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            (Exact name of Registrant as specified in its Charter)


          DELAWARE                       0-21328               76-0391720
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(State or other jurisdiction      (Commission File No.)      (IRS Employer
     of incorporation)                                      Identification
                                                                Number)


    3400 Avenue H, Rosenberg, Texas                            77471-3808
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(Address of principal executive offices)                       (Zip Code)



      Registrant's telephone number, including area code: (281) 342-5571
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         (Former name or former address, if changed since last report)



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Item 5.  Other Events

        On November 16, 1998, the Registrant issued a press release announcing the redemption of convertible subordinated debentures.

        The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.

Item 7.  Financial Statements and Exhibits

        (c) Exhibits

            The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.
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EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

  99 Press release dated November 16, 1998 announcing Fort Bend Holding Corp. to redeem convertible subordinated debentures



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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FORT BEND HOLDING CORP.


Date: November 18, 1998                 By: /s/ LANE WARD
                                            -----------------------------
                                            Lane Ward
                                            Vice Chairman, President and
                                             Chief Executive Officer